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                                WARRANT AGREEMENT




                                   Dated as of

                                  July 15, 1998

                                     between

                           MILLENIUM SEACARRIERS, INC.


                                       and


                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                              as the Warrant Agent




                  ---------------------------------------------

                                  Warrants for
                                 Common Stock of
                           Millenium Seacarriers, Inc.

                  ---------------------------------------------




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                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  DEFINITIONS.....................................................1


                                   ARTICLE II

                              WARRANT CERTIFICATES

SECTION 2.01.  FORM AND DATING.................................................8
SECTION 2.02.  EXECUTION AND COUNTERSIGNATURE.................................10
SECTION 2.03.  CERTIFICATE REGISTER...........................................10
SECTION 2.04.  TRANSFER AND EXCHANGE OF GLOBAL WARRANTS.......................10
SECTION 2.05   CERTIFICATED WARRANTS..........................................14
SECTION 2.06.  REPLACEMENT CERTIFICATES.......................................15
SECTION 2.07.  OUTSTANDING WARRANTS...........................................15
SECTION 2.09.  CANCELATION....................................................16
SECTION 2.10.  CUSIP NUMBERS..................................................16


                                   ARTICLE III

                                 EXERCISE TERMS

SECTION 3.01.  EXERCISE PRICE.................................................16
SECTION 3.02.  EXERCISE PERIODS...............................................17
SECTION 3.03.  EXPIRATION.....................................................17
SECTION 3.04.  MANNER OF EXERCISE.............................................17
SECTION 3.05.  ISSUANCE OF WARRANT SHARES.....................................18
SECTION 3.06.  FRACTIONAL WARRANT SHARES......................................19
SECTION 3.07.  RESERVATION OF WARRANT SHARES..................................19
SECTION 3.08.  COMPLIANCE WITH LAW............................................19

ARTICLE IV

ANTIDILUTION PROVISIONS
SECTION 4.01.  CHANGES IN COMMON STOCK........................................20
SECTION 4.02.  CASH DIVIDENDS AND OTHER DISTRIBUTIONS.........................20
SECTION 4.03.  COMMON STOCK ISSUE.............................................21
SECTION 4.04.  ISSUANCE OF RIGHTS OR OPTIONS..................................22
SECTION 4.05.  COMBINATION; LIQUIDATION.......................................23
SECTION 4.06.  TENDER OFFERS; EXCHANGE OFFERS.................................23
SECTION 4.07.  OTHER EVENTS...................................................24
SECTION 4.08.  SUPERSEDING ADJUSTMENT.........................................24
SECTION 4.09.  MINIMUM ADJUSTMENT.............................................25


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SECTION 4.10.  NOTICE OF ADJUSTMENT...........................................25
SECTION 4.11.  NOTICE OF CERTAIN TRANSACTIONS.................................26
SECTION 4.12.  ADJUSTMENT TO WARRANT CERTIFICATE..............................26

ARTICLE V

REGISTRATION AND REPURCHASE RIGHTS
SECTION 5.01.  REGISTRATION RIGHTS............................................27
SECTION 5.02.  PREPARATION AND FILING.........................................29
SECTION 5.03.  INDEMNIFICATION................................................32
SECTION 5.04.  REPURCHASE OF WARRANTS.........................................35
SECTION 5.05.  DRAG ALONG/TAG ALONG RIGHTS....................................38

ARTICLE VI

Warrant Agent
SECTION 6.01.  APPOINTMENT OF WARRANT AGENT...................................39
SECTION 6.02.  RIGHTS AND DUTIES OF WARRANT AGENT. (a) AGENT FOR THE COMPANY..39
SECTION 6.03.  INDIVIDUAL RIGHTS OF WARRANT AGENT.............................40
SECTION 6.04.  WARRANT AGENT'S DISCLAIMER.....................................41
SECTION 6.05.  COMPENSATION AND INDEMNITY.....................................41
SECTION 6.06.  SUCCESSOR WARRANT AGENT. (a) THE COMPANY TO PROVIDE WARRANT
AGENT.........................................................................41

ARTICLE VII

MISCELLANEOUS
SECTION 7.01.  COMPANY RESALES................................................43
SECTION 7.02.  SEC REPORTS AND OTHER INFORMATION..............................43
SECTION 7.03.  RULE 144A......................................................44
SECTION 7.04.  PERSONS BENEFITTING............................................44
SECTION 7.05.  RIGHTS OF HOLDERS..............................................44
SECTION 7.06.  AMENDMENT......................................................44
SECTION 7.07.  NOTICES........................................................45
SECTION 7.08.  GOVERNING LAW..................................................46
SECTION 7.09.  SUCCESSORS.....................................................46
SECTION 7.10.  MULTIPLE ORIGINALS.............................................46
SECTION 7.11.  TABLE OF CONTENTS..............................................46
SECTION 7.12.  SEVERABILITY...................................................46




EXHIBIT A             Form of Face of Warrant Certificate

EXHIBIT B             Form of Election To Purchase Warrant Shares


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                                    WARRANT AGREEMENT dated as of July 15, 1998,
                           between MILLENIUM SEACARRIERS, INC., a Cayman Islands company (the "Company"), and CHASEMELLON SHAREHOLDER SERVICES,L.L.C., as Warrant Agent (the "Warrant Agent").


                  The Company desires to issue the warrants (the "Warrants") described herein. The Warrants will initially entitle the holders thereof (the "Holders") to purchase in the aggregate 500,000 shares of Voting Common Stock, $.01 par value (the "Common Stock"), of the Company in connection with an offering (the "Offering") by the Company of 100,000 units (the "Units"). Each Unit consists of (i)$1,000 principal amount at maturity of the Company's 12% First Priority Ship Mortgage Notes Due 2005 (the "Notes"), and (ii) one Warrant (each, a "Warrant"). Each Warrant will entitle the Holder to purchase five shares of Common Stock at an exercise price of $.01 per share, subject to adjustment as provided herein.

                  The Warrants will not trade separately from the Notes until the earliest date (the "Separation Date") to occur of: (i) the commencement by the Company of a registered exchange offer for the Notes or the effective date of a registration statement with respect to the Notes; and (ii) such earlier date after August 24, 1998, as may be determined by the Initial Purchasers (as defined herein).

                  The Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuance of the Warrants as provided herein and the Warrant Agent is willing to so act.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Warrants:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.  DEFINITIONS.

                  "Affiliate" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. "Affiliate" shall also mean any beneficial owner of Capital Stock representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.


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                  "Business Day" means any day other than a Saturday, Sunday or day on which commercial banking institutions are not required by law to be open in the States of New
York or Maryland.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or nonvoting) equity of such Person, including any common stock and preferred stock, whether outstanding on the Issue Date or issued after the Issue Date but excluding any debt securities convertible into such equity.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

                  "Certificated Warrants" means certificated Warrants in fully registered definitive form.

                  "Change of Control" means the occurrence of any of the following events:

                   (i) Prior to the earlier to occur of (A) the first public offering of common stock of Parent or (B) the first public offering of common stock of the Company, the Permitted Holders cease to be the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of the Company, whether as a result of issuance of securities of the Parent or the Company, any merger, consolidation, liquidation or dissolution of the Parent or the Company, any direct or indirect transfer of securities by Parent or otherwise (for purposes of this clause (i) and clause (ii) below, the Permitted Holders shall be deemed to beneficially own any Voting Stock of a corporation (the "specified corporation") held by any other corporation (the "parent corporation") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent corporation);

                  (ii) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in clause (i) above, except that for purposes of this clause (ii) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of the Company; PROVIDED, HOWEVER, that the Permitted Holders beneficially own (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board (for the purposes of this clause
         (ii), such other person shall be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other person is the beneficial owner (as defined in this clause (ii)), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders beneficially own (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation);


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                  (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election or appointment by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

                  (iv) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company to another Person (other than a Person that is controlled by the Permitted Holders), and, in the case of any such merger or consolidation, the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation.

                  "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all the property and assets of the Company or the Company and its subsidiaries taken as a whole to another Person.

                  "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Exchange Act, (a) the value of the security, determined in good faith by the Board of Directors and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a Person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the three-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such three-month period, the value of the security as determined by an independent financial expert, or (ii) if the security is registered under the Exchange Act, the average of the daily closing bid prices for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such date for which daily closing bid prices are available; PROVIDED, HOWEVER, that if the closing bid price is not determinable for at least 10 Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act.

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Extraordinary Cash Dividend" means that portion, if any, of the aggregate amount of all dividends paid by the Company on its Common Stock in any fiscal year that exceeds 5 million.

                  "Initial Public Offering" means the first time a registration statement filed under the Securities Act respecting an offering, whether primary or secondary, of Common Stock (or securities convertible into, or exchangeable or exercisable for, Common Stock or rights to acquire Common Stock or such securities, other than the Warrants) which is


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underwritten on a firmly committed or best efforts basis, is declared effective and the securities so registered are issued and sold.

                  "Initial Purchasers" means Credit Suisse First Boston Corporation and Donaldson, Lufkin & Jenrette Securities Corporation.

                  "Issue Date" means the date on which the Warrants are initially issued.

                  "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

                  "Officer" means the Chairman of the Board, the President, the Vice President, the Treasurer or the Secretary of the Company.

                  "Officer's Certificate" means a certificate signed by two Officers.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company or the Warrant Agent.

                  "Parent" means any Person that owns directly or indirectly all the Voting Stock of the Company.

                  "Permitted Holder" means (i) the members of Millenium Management Inc.'s management and their respective affiliates as of the Issue Date and (ii) Millenium Investment and Millenium Advisors, together with any Affiliate of either of such Persons on the Issue Date or Stanton Capital Corporation.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Public Offering" means an underwritten public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Purchase Agreement" means the Purchase Agreement dated July 20, 1998 among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                  "Public Market" means, for Common Stock, a time when (x) a Public Offering has been consummated, (y) at least 15% of the total issued and outstanding shares of such Common Stock of the Company has been distributed by means of an effective registration statement under the Securities Act or sales pursuant to Rule 144 under the Securities Act and (z) such Common Stock is registered under Section 13(a) or 15(d) of the Exchange Act and the Company is current in its reporting thereunder.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Rights Agreement" means the Registration Rights Agreement among the Company, the Subsidiary Guarantors and the Initial Purchasers, dated July 20, 1998.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Repurchase Price" means (a) in respect of a Warrant, the Current Market Value of the Common Stock multiplied by the number of Warrant Shares that would be


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obtained if such Warrant were exercised on the date of repurchase and (b) in respect of a Warrant Share, the Current Market Value for the Common Stock.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933.

                  "Subsidiary Guarantor" means each subsidiary of the Company, whether now owned or hereafter formed, as identified on the signature page to the Purchase Agreement and any amendments thereto.

                  "Transfer Restricted Securities" means the Warrants and the Common Stock which may be issued to Holders upon exercise of the Warrants, whether or not such exercise has been effected. Each such security shall cease to be a Transfer Restricted Security when (i) it has been disposed of pursuant to a registration statement of the Company filed with the SEC and declared effective by the SEC that covers the disposition of such Transfer Restricted Security, (ii) it has been distributed pursuant to Rule 144 promulgated under the Securities Act (or any similar provisions under the Securities Act then in effect) or (iii) it has been otherwise transferred and may be resold without registration under the Securities Act.

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Warrant Custodian" means the custodian with respect to a Global Warrant (as appointed by the Depository) or any successor person thereto and shall initially be the Warrant Agent.

                  "Warrant Shares" means the shares of Common Stock (or any other securities) for which the Warrants are exercisable or which have been issued upon exercise of Warrants.

                  SECTION 1.02.  OTHER DEFINITIONS.


                                                                  DEFINED IN
                     TERM                                          SECTION

      "Agent Member"...................................        2.01(b)
      "Cashless Exercise"..............................        3.04
      "Certificate Register"...........................        2.03
      "Common Stock"...................................    Recitals
      "Company"........................................    Recitals
      "Drag Along Purchase"............................        5.06
      "Exercisability Date"............................        3.02(a)
      "Exercise Price".................................        3.01
      "Expiration Date"................................        3.02(b)
      "Fair Value".....................................        4.02
      "Global Warrant".................................        2.01(a)
      "Holders"........................................    Recitals
      "Inspectors".....................................        5.02
      "Losses".........................................        5.03(d)
      "Managing Underwriter"...........................        5.01
      "Notes"..........................................    Recitals
      "Note Transfer Agent"............................        2.01


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      "Offering".......................................    Recitals
      "Regulation S"...................................        2.01(a)
      "Requesting Holders".............................        5.01
      "Repurchase Agreement"...........................        5.04(b)
      "Repurchase Notice"..............................        5.04
      "Rule 144A"......................................        2.01(a)
      "Separation Date"................................    Recitals
      "Stock Transfer Agent"...........................        3.05
      "Subordinated Notes".............................        5.04
      "Successor Company"..............................        4.05(a)
      "Tag Along Purchase".............................        5.06
      "Triggering Date"................................        5.04(a)
      "Units"..........................................    Recitals
      "Warrants".......................................    Recitals
      "Warrant Agent"..................................    Recitals
      "Warrant Certificates"...........................        2.01
      "Warrant Repurchase".............................        5.04(a)

                  SECTION 1.03. RULES OF CONSTRUCTION. Unless the text otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including, without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.


                                   ARTICLE II

                              WARRANT CERTIFICATES

                  SECTION 2.01. FORM AND DATING. The Warrants shall be offered and sold by the Company pursuant to the Purchase Agreement. Each Warrant shall initially be issued as part of a Unit consisting of one Note and one Warrant. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes attached to such Warrants. Prior to the Separation Date, the transfer agent for the Notes shall act as transfer agent ("Notes Transfer Agent") for both the Warrants and the Notes. Any request for transfer of a Warrant prior to the Separation Date made to the Note Transfer Agent shall be accompanied by the Notes attached thereto and the Note Transfer Agent will not execute any such transfer without such Notes attached thereto. Such Notes will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Transfer Agent, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing. In the event of the commencement of a registered exchange offer for the Notes or a shelf registration statement with respect to the Notes, the Company shall provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date not less than two Business Days prior to such date and the Company will cause the Note Transfer Agent to notify the Depository of such date. In the event of a determination by the Initial Purchasers to separate the Warrants and the Notes, the Company shall promptly, but in no event later


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than the next following Business Day after receiving notice of such determination, provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date and cause the Note Transfer Agent to notify the Depositary of such date. In acting as the transfer agent for the Warrants prior to the Separation Date, the Note Transfer Agent shall be entitled to all the rights, privileges and immunities to which the Warrant Agent is entitled in performing such role pursuant to the terms of this Agreement.

                  (a) GLOBAL WARRANTS. Warrants offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, shall be issued initially in the form of two permanent Global Warrants in definitive, fully registered form with the global securities legend and restricted securities legend set forth in Exhibit A hereto (each, a "Global Warrant"), which shall be deposited on behalf of the Initial Purchasers with, subject to the first paragraph of this Section 2.01, the Warrant Agent, as custodian for the Depository (or with such other custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The number of Warrants represented by the Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent and the Depository or its nominee as hereinafter provided.

                  (b) BOOK-ENTRY PROVISIONS. (i) This Section 2.01(b) shall apply only to a Global Warrant deposited with or on behalf of the Depository.

                  The Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign and deliver initially two Global Warrants that (a) shall be registered in the name of the Depository for such Global Warrant or the nominee of such Depository and (b) shall be delivered by the Warrant Agent to such Depository or pursuant to such Depository's instructions or held by the Warrant Agent as custodian for the Depository.

                  (ii) Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depository or by the Warrant Agent as the custodian of the Depository or under such Global Warrant, and the Depository may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Warrant.

                  (c) CERTIFICATED SECURITIES. Except as provided in this
Section 2.01 or Section 2.03 or 2.04, owners of beneficial interests in Global Warrants will not be entitled to receive physical delivery of certificated Warrants.

                  SECTION 2.02. EXECUTION AND COUNTERSIGNATURE. Two Officers shall sign the Warrant Certificate for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Warrant Certificate and may be in facsimile form.

                  If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid nevertheless.


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


                  At any time and from time to time after the execution of this Warrant Agreement, the Warrant Agent or an agent reasonably acceptable to the Company shall upon receipt of a written order of the Company signed by two Officers or by an Officer and either an Assistant Secretary or an Assistant Treasurer of the Company manually countersign for original issue a Warrant Certificate evidencing the number of Warrants specified in such order; provided that the Warrant Agent shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such countersignature of Warrants. Such order shall specify the number of Warrants to be evidenced on the Warrant Certificate to be countersigned, the date on which such Warrant Certificate is to be countersigned and the number of Warrants then authorized.

                  The Warrants evidenced by a Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent manually countersigns the Warrant Certificate. The signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

                  SECTION 2.03. CERTIFICATE REGISTER. The Warrant Agent shall keep a register ("Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates.

                  SECTION 2.04. TRANSFER AND EXCHANGE OF GLOBAL WARRANTS. (a) The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Warrant shall deliver to the Warrant Agent a written order containing a certification that such transfer is permitted under this Agreement and given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Warrant. The Warrant Agent shall, in accordance with such instructions instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Warrant and to debit the account of the Person making the transfer the beneficial interest in the Global Warrant being transferred.

                  (b) Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.05), the Global Warrant may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.


                  (c) LEGEND. (i) Except as permitted by the following paragraphs (ii) and (iii), each Warrant certificate evidencing the Global Warrants (and all Warrants and Warrant Shares issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE


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


                  EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND ANY SECURITY INTO WHICH SUCH SECURITY IS EXCHANGEABLE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND
                  (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."


                  Each Warrant Certificate issued prior to the Separation Date will also bear the following legend (the "Separability Legend"):

                  "THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF 12% FIRST PRIORITY MORTGAGE NOTES DUE 2005 OF MILLENIUM SEACARRIERS, INC. (THE "NOTE") AND ONE WARRANT. THE NOTES AND WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) THE COMMENCEMENT OF A REGISTERED EXCHANGE OFFER FOR THE NOTES, (II) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES AND (III) SUCH EARLIER DATE AFTER AUGUST 24, 1998, AS THE INITIAL PURCHASERS MAY DETERMINE."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Warrant) pursuant to Rule 144 under the Securities Act, the Warrant Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Warrant that does not bear the legends set forth above (other than the Separability Legend) and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Warrant Agent that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Warrant).

                  (iii) After a transfer of any Warrants during the period of the effectiveness of a Shelf Registration Statement with respect to such Warrants, all requirements pertaining to legends on such Warrant (other than the Separability Legend) will cease to apply, the requirements requiring any such Warrant issued to certain Holders to be issued in global form will cease to apply, and a certificated Warrant without legends (other than the Separability Legend) will be available to the transferee of the Holder of such Warrants upon exchange of such transferring Holder's certificated Warrant or directions to transfer such Holder's interest in the Global Warrant, as applicable.

                  (iv) On or after the Separation Date, the Holder of a Warrant Certificate containing a Separability Legend may surrender such Warrant Certificate accompanied by a written application to the Warrant Agent, duly executed by the Holder thereof, for a new Warrant Certificate or certificates not containing the Separability Legend.

                  (c) CANCELLATION OR ADJUSTMENT OF GLOBAL WARRANT. At such time as all beneficial interests in a Global Warrant have been exchanged for certificated Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Depository for cancelation or retained and canceled by the Warrant Agent (if it is then the Securities Custodian for such Global Warrant). At any time prior to such cancelation, if any beneficial interest in a Global Warrant is exchanged for certificated Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Securities Custodian for such Global Warrant) with respect to such Global Warrant, by the Warrant Agent, to reflect such reduction.

                  (d) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF WARRANTS. (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign certificated Warrants and Global Warrants as required pursuant to the provisions of Section 2.02 and this
Section 2.04.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

                  (iii) Prior to the due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Person in whose name a Warrant is registered as the absolute owner of such Warrant, and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  (iv) All Warrants issued upon any transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such transfer or exchange.

                  (e) NO OBLIGATION OF THE WARRANT AGENT. (i) The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders and all payments to be made to Holders under the Warrants shall be given or made only to or upon the written order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Warrant). The rights of beneficial owners in any Global Warrant shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Warrant Agent may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                  (ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including any transfers between or among Depository participants, members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  2.05 CERTIFICATED WARRANTS. (a) A Global Warrant deposited with the Depository or with the Warrant Agent as custodian for the Depository pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Warrants in a number equal to the number of Warrants represented by such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Warrant or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Certificated Warrants under this Agreement.

                  (b) Any Global Warrant that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall countersign and deliver, upon such transfer of each portion of such Global Warrant, an equal number of Certificated Warrants. Any certificated Warrant delivered in exchange for an interest in the Global Warrant shall, except as otherwise provided by Section 2.04(d), bear the restricted securities legend set forth in Section 2.04(b) hereto.

                  (c) Subject to the provisions of Section 2.05(b), the registered Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                  (d) In the event of the occurrence of either of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Certificated Warrants in definitive, fully registered form Warrants.

                  SECTION 2.06. REPLACEMENT CERTIFICATES. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. If required by the Warrant Agent or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate evidences an additional obligation of the Company.

                  SECTION 2.07. OUTSTANDING WARRANTS. Warrants outstanding at any time are all Warrants evidenced on all Warrant Certificates authenticated by the Warrant Agent except for those canceled by it and those delivered to it for cancelation. A Warrant does not cease to be outstanding because the Company or an Affiliate of the Company holds the Warrant.

                  If a Warrant Certificate is replaced pursuant to Section 2.06, the Warrants evidenced thereby cease to be outstanding unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a bona fide purchaser.

                  SECTION 2.08. TEMPORARY CERTIFICATES. Until definitive Warrant Certificates are ready for delivery, the Company may prepare and the Warrant Agent shall countersign in accordance with the provisions of Section 2.02 temporary Warrant Certificates. Temporary Warrant Certificates shall be substantially in the form of definitive Warrant Certificates but may have variations that the Company considers appropriate for temporary Warrant Certificates. Without unreasonable delay following the occurrence of either of the events specified in Section 2.05(a), the Company shall prepare and the Warrant Agent shall countersign definitive Warrant Certificates and deliver them in exchange for temporary Warrant Certificates.

                  SECTION 2.09. CANCELATION. (a) In the event the Company shall purchase or otherwise acquire Certificated Warrants, the same shall thereupon be delivered to the Warrant Agent for cancelation.

                  (b) The Warrant Agent and no one else shall cancel and destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancelation and deliver a certificate of such destruction to the Company unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has purchased or otherwise acquired.

                  SECTION 2.10. CUSIP NUMBERS. The Company in issuing the Warrants may use "CUSIP" numbers (if then generally in use) and, if so, the Warrant Agent shall use "CUSIP" numbers in notices as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.


                                   ARTICLE III

                                 EXERCISE TERMS

                  SECTION 3.01. EXERCISE PRICE. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase five shares of Common Stock for a per share exercise price (the "Exercise Price") of $.01.

                  SECTION 3.02. EXERCISE PERIODS. (a) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time or from time to time on any Business Day on or after the earliest to occur of (i) the first anniversary of the Issue Date and (ii)(a) the occurrence of a Change of Control, (b)(1) 90 days after an Initial Public Offering or (2) upon the closing of an Initial Public Offering by the Company but only in respect of Warrants required to be exercised in order to permit the holder thereof to sell shares in such Initial Public Offering as permitted under Section 5.01, (c) a consolidation, merger or purchase of assets involving the Company or any of its subsidiaries that results in the Common Stock becoming subject to registration under the Exchange Act, (d) an Extraordinary Cash Dividend, or (e) the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company. The earliest to occur of the dates described in the foregoing clauses (i) and (ii) shall be referred to herein as the "Exercisability Date". The Company shall notify the Warrant Agent of the occurrence of the Exercisability Date.

                  (b) No Warrant shall be exercisable after July 15, 2005 (the "Expiration Date").

                  SECTION 3.03. EXPIRATION. A Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or
(ii) the date such Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; PROVIDED, HOWEVER, that notwithstanding that the Company may fail to give notice as provided in this Section 3.03, the Warrants will terminate and become void on the Expiration Date.

                  SECTION 3.04. MANNER OF EXERCISE. Warrants may be exercised upon (i) surrender to the Warrant Agent of the Warrant Certificates, together with the form of election to purchase Common Stock in the form of Exhibit B hereto duly and properly filled in and signed by the Holder thereof and (ii) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Such payment shall be made (a) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (b) by the surrender of one or more Warrant Certificates (and without the payment of the Exercise Price in cash) in exchange for such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) the Cashless Exercise Ratio. The Warrant Agent shall be entitled to request, and shall be fully protected in relying on, a certificate of the Company setting forth the Cashless Exercise Ratio. An exercise of Warrant in accordance with clause (b) of the immediately preceding sentence is herein called a "Cashless Exercise". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the product of the number of shares of Common Stock issuable in respect of those Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to an exercise of Warrant Certificates pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to
Section 3.02, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the expiration of the Expiration Date, a new Warrant Certificate exercisable for the remaining Warrant Shares will be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose. For the purposes of this Section 3.04, Section 3.02(e) shall be deemed to have occurred immediately before the earlier of any notice or actual occurrence of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company.

                  SECTION 3.05. ISSUANCE OF WARRANT SHARES. Upon the surrender of Warrant Certificates as set forth in Section 3.04, the Company shall issue and cause the Warrant Agent upon written instructions or, if appointed, a transfer agent for the Common Stock ("Stock Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.06 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price.

                  SECTION 3.06. FRACTIONAL WARRANT SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.06, be issuable upon the exercise of any Warrant (or specified portion thereof), the Company may pay an amount in cash equal to the Current Market Value for one Warrant Share on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

                  SECTION 3.07. RESERVATION OF WARRANT SHARES. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock shall at all times until the Expiration Date, or the time at which all Warrants have been exercised or canceled, reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent. The Company will supply such Stock Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section
3.06. The Company will furnish to such Stock Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

                  Before taking any action which would cause an adjustment pursuant to Article IV to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

                  The Company covenants for the benefit of Holders of Warrants and Warrant Shares that all shares of Common Stock which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

                  SECTION 3.08. COMPLIANCE WITH LAW. (a) Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) an exemption from the registration requirements is available under the Securities Act for the issuance of the Warrant Shares (and the delivery of any other securities for which the Warrants may at the time be exercisable) at the time of such exercise.

                  (b) If any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, as the case may be.


                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

                  SECTION 4.01. CHANGES IN COMMON STOCK. In the event that at any time or from time to time the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock or other shares of Capital Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise of such Warrant that such Holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 4.01 shall become effective immediately after the distribution date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  SECTION 4.02. CASH DIVIDENDS AND OTHER DISTRIBUTIONS. In case at any time or from time to time the Company shall distribute to holders of Common Stock (i) any dividend or other distribution (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash, evidences of its indebtedness, shares of its Capital Stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in the case of clause (i) and (ii) above, (x) any dividend or distribution described in Section 4.01, (y) any rights, options, warrants or securities described in Section 4.03 and Section 4.04 and (z) any cash dividends or distributions from current or retained earnings other than Extraordinary Cash Dividends), then the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such distribution, and the denominator of which shall be such Current Market Value per share of Common Stock less the sum of (x) any cash distributed per share of Common Stock and (y) the fair value (the "Fair Value") (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription of purchase rights; and the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made, and shall only become effective, whenever any dividend or distribution is made; PROVIDED, HOWEVER, that the Company is not required to make an adjustment pursuant to this Section 4.02 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 4.02 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or increasing the Exercise Price.

                  SECTION 4.03. COMMON STOCK ISSUE. In the event that at any time or from time to time the Company shall issue shares of Common Stock for a consideration per share that is less than the Current Market Value per share of Common Stock as of the issuance date of such shares, the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately after such issuance date shall be determined by multiplying the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to such issuance date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately preceding the issuance of such shares plus the number of additional shares of Common Stock to be issued in such transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately preceding the date for the issuance of such shares plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the issuance of such shares (as determined by the Board of Directors of the Company acting in good faith, whose determination shall be evidenced by a board resolution) would purchase at the Current Market Value per share of Common Stock as of the date of such issuance. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, whenever such shares are issued. No adjustment shall be made pursuant to this Section 4.03 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

                  SECTION 4.04. ISSUANCE OF RIGHTS OR OPTIONS. In the event that at any time or from time to time the Company shall issue rights, options or warrants to acquire, or securities convertible or exchangeable into, Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is less than the Current Market Value per share of Common Stock in effect immediately prior to such issuance, the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately after such issuance shall be determined by multiplying the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such rights, options, warrants or securities (as determined by the Board of Directors of the Company acting in good faith, whose determination shall be evidenced by a board resolution) would purchase at the Current Market Value per share of Common Stock as of the record date. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made, and shall only become effective, whenever such rights, options, warrants or securities are issued. No adjustment shall be made pursuant to this Section 4.04 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

                  SECTION 4.05. COMBINATION; LIQUIDATION. (a) Except as provided in Section 4.05(b), in the event of a Combination, the Holders shall have the right to receive upon exercise of the Warrants such number of shares of Capital Stock or other securities or property which such Holder would have been entitled to receive upon completion of or as a result of such Combination had such Warrant been exercised immediately prior to such event or to the relevant record date for any such entitlement. Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 4.05(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section 4.05(a) shall similarly apply to successive Combinations involving any Successor Company.

                  (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash, or (ii) in the event of the dissolution, liquidation or winding-up of the Company, then the Holders of the Warrants will be entitled to receive such cash distributions on an equal basis with the holders of Common Stock or other Securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

                  In the event of any Combination described in this Section 4.05(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the Holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent shall make payment to the Holders by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

                  SECTION 4.06. TENDER OFFERS; EXCHANGE OFFERS. In the event that the Company or any subsidiary of the Company shall purchase shares of Common Stock pursuant to a tender offer or an exchange offer for a price per share of Common Stock that is greater than the then Current Market Value per share of Common Stock in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires, then the Company, or such subsidiary of the Company, shall offer to purchase Warrants for comparable consideration per share of Common Stock based on the number of shares of Common Stock which the Holders of such Warrants would receive upon exercise of such Warrants; PROVIDED, HOWEVER, that if a tender offer is made for only a portion of the outstanding shares of Common Stock, then such offer shall be made for Warrants in the same pro rata proportion.

                  SECTION 4.07. OTHER EVENTS. If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

                  SECTION 4.08. SUPERSEDING ADJUSTMENT. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Article IV, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if

(A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; PROVIDED, HOWEVER, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.01) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                  SECTION 4.09. MINIMUM ADJUSTMENT. The adjustments required by the preceding Sections of this Article IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock purchasable upon exercise of Warrants that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.01) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock purchasable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article IV and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article IV, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                  SECTION 4.10. NOTICE OF ADJUSTMENT. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of independent accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the Exercise Price and the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with Section 7.07. The Warrant Agent shall be entitled to rely on, and shall have no liability with respect to, such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property, purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock.

                  SECTION 4.11. NOTICE OF CERTAIN TRANSACTIONS. In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common

Stock, (b) to effect any capital reorganization, consolidation or merger or (c) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or in the event of a tender offer or exchange offer described in
Section 4.06, the Company shall within 5 days send to the Warrant Agent and the Warrant Agent shall within 5 days of its receipt thereof send the Holders a notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer, such notice to be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment which will be required as a result of such action. Such notice shall be given as promptly as possible and, in the case of any action covered by clause (a) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                  SECTION 4.12. ADJUSTMENT TO WARRANT CERTIFICATE. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.


                                    ARTICLE V

                       REGISTRATION AND REPURCHASE RIGHTS


                  SECTION 5.01. REGISTRATION RIGHTS. (a) If the Company proposes to sell shares of Common Stock in a Public Offering, then the Company shall in each case give written notice, not later than the date of the initial filing of a registration statement related to such Public Offering, of such proposed Public Offering to the Holders of Warrants and Warrant Shares and such notice shall offer to the Holders the opportunity to include in such Public Offering such number of Warrant Shares as such Holders may request. Within 20 days after receipt of such notice, the Holders of Warrants and Warrant Shares (the "Requesting Holders") shall, subject to the following sentence, have the right by notifying the Company in writing to require the Company to include in the registration statement relating to such Public Offering such number of Warrant Shares as such Holder may request. Notwithstanding the foregoing, if at any time the managing underwriter or underwriters of such Public Offering (the "Managing Underwriter") shall advise the Company in writing (and shall deliver a copy thereof to the Warrant Agent) that, in its opinion, the total number of shares proposed to be sold exceeds the maximum number of shares which the Managing Underwriter believes may be sold without materially adversely affecting the price, timing or distribution of the Public Offering, then the Company will be required to include only that number of shares which the Managing Underwriter believes may be sold without causing such adverse effect in the following order:
(i) all the shares that the Company proposes to sell in such Public Offering,
(ii) all the shares that are proposed to be sold by any holder of

Common Stock of the Company who is exercising a demand registration right existing on the Issue Date, if such Public Offering is being made pursuant to such demand and (iii) shares of the Requesting Holders and all other shares that are proposed to be sold by any holder of Common Stock of the Company on a pro rata basis in an aggregate number which is equal to the difference between the maximum number of shares that may be distributed in such Public Offering as determined by the Managing Underwriter and the number of shares to be sold in such Public Offering pursuant to clauses (i) and (ii) above. The Company will have the right to postpone or withdraw any registration statement relating to a Public Offering described under this Section 5.01(a) prior to the effective date without obligation to any Requesting Holder.

                  (b) At any time and from time to time following the Initial Public Offering by the Company of its Common Stock, holders of more than 50% of the Warrant Shares (whether outstanding or subject to issuance upon exercise of outstanding Warrants) that have not been sold pursuant to a registration statement may request the Company to register, on two occasions, all of their Warrant Shares (and those of any other holder of Warrant Shares that have not been sold pursuant to a registration statement) in connection with a Public Offering. The request by such holders shall specify the approximate number of shares requested to be registered. The Company shall, at its cost, as promptly as practicable (but in no event more than 45 days after so requested pursuant to this Section 5.01(b)) file with the SEC and thereafter shall use its best efforts to cause to be declared effective a registration statement on an appropriate form under the Securities Act. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other Holders of Warrants and Warrant Shares and shall include in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion therein within 15 business days after the receipt of the Company's notice by the applicable Holder. The Company may also include in such registration additional shares proposed to be sold by it or by any other holder of Common Stock or the holders of Warrant Shares; PROVIDED, HOWEVER, that if the managing underwriter, if any, of any public offering of the shares to be sold by the holders of Warrant Shares advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the Warrant Shares, (ii) second, the shares that the Company proposes to sell, and (iii) third, all other shares that are proposed to be sold by any other holders of Common Stock of the Company on a pro rata basis in an aggregate number which is equal to the difference between the maximum number of shares that may be distributed in such Public Offering as determined by the managing underwriter and the number of shares to be sold in such Public Offering pursuant to clauses
(i) and (iii) above. All registration expenses (other than underwriting commissions and discounts payable in respect of shares sold by holders of Warrant Shares) shall be paid by the Company in the case of any and all registrations governed by this Section 5.01.

                  (c) Notwithstanding the provisions of Section 5.01(b), if, while a registration request is pending pursuant to Section 5.01(b), the Company determines in the good faith judgment of the Board that the filing of a registration statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential or the Company is unable to comply with SEC requirements, the Company shall not be required to commence using its best efforts to effect a registration pursuant to Section 5.01(b) until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 60 days after the Company makes such good faith determination.

                  SECTION 5.02. PREPARATION AND FILING. (a) Whenever the Company is required to include in a registration statement, or to effect the registration, of any Warrant

Shares pursuant to Section 5.01 in connection with an offer and sale thereof, the Company will as expeditiously as possible:

                  (i) prepare and file with the SEC a registration statement with respect to such Warrant Shares and use its best efforts to cause such registration statement to promptly become and remain effective for the period set forth in subsection (ii) below and promptly notify the Holders of Warrants and Warrant Shares (x) when such registration statement becomes effective, (y) when any amendment to such registration statement becomes effective and (z) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement for a period of not less than 90 days after the effective date of such registration statement (or such shorter period to the extent necessary to permit the completion of the sale or distribution of such securities within such period);

                  (iii) furnish to such Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), reports on Forms 10-K and 10-Q (or their equivalents) which the Company shall have filed with the SEC and financial statements, reports and proxy statements mailed to shareholders of the Company as such Holders may reasonably request in order to facilitate the disposition of the Warrant Shares being sold;

                  (iv) use its best efforts to register or qualify, not later than the effective date of any filed registration statement, the Warrant Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as such Holders reasonably request; PROVIDED that the Company will not be required to (A) qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, (B) subject itself to taxation in any jurisdiction where it is not subject to taxation, (C) consent to general service of process in any jurisdiction where it is not subject to general service of process or (D) take any action that would subject it to service of process in suits other than those arising out of the offer or sale of the Warrant Shares covered by the registration statement;

                  (v) make available, upon reasonable notice and during business hours, for inspection by the Managing Underwriter or underwriters for the Warrant Shares (and their counsel) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, agreements and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the registration statement; PROVIDED, HOWEVER, that any such Inspector shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Inspector, unless (A) disclosure of such information is required by a court or administrative order or is necessary to respond to inquiries of regulatory authorities, (B) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of a registration statement or the use of any prospectus referred to in this Agreement), (C) such information generally becomes available to the public other than as a result of a disclosure or failure to safeguard any such information by any Inspector or (D) such information becomes available to any such Inspector from a source other than the Company or its agents and such source is not bound by a confidentiality agreement; PROVIDED, HOWEVER, that prior to the disclosure of such information by such Inspector pursuant to clauses (A) or (B) above, such Inspector shall provide the Company with prompt written notice of such proposed disclosure to permit the Company to seek an appropriate protective order preventing such disclosure, but it is understood that the Inspector may comply with the requirements of law.

                  (vi) obtain a comfort letter from the Company's independent public accountants dated within five business days prior to the effective date of the registration statement (and as of such other dates as the Managing Underwriter or underwriters for the Warrant Shares may reasonably request) in customary form and covering such matters of the type customarily covered by such comfort letters as such Managing Underwriter or underwriters reasonably request;

                  (vii) obtain an opinion of counsel dated the effective date of the registration statement (and as of such other dates as the Managing Underwriter or underwriters for the Warrant Shares may reasonably request) in customary form and covering such matters of the type customarily covered by such opinions as counsel designated by such Managing Underwriter or underwriters reasonably request;

                  (viii) during the period when the registration statement is required to be effective, notify such Holders of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will forthwith prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) in the case of an underwritten offering, enter into an underwriting agreement containing customary terms, including such indemnity and contribution provisions as the managing underwriter or underwriters customarily require or may reasonably require;

                  (x) cause such Warrant Shares to be traded on each securities exchange on which similar securities issued by the Company are then traded, provided that the Company is eligible to do so under applicable listing requirements; and

                  (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Holders participating in such offering shall timely furnish to the Company such information regarding the distribution of such Warrant Shares as the Company may from time to time reasonably request.

                  (c) The Holders agree that upon the receipt of any notice from the Company of the happening of any event of the kind described in paragraph
(a)(viii) above, they will forthwith discontinue, and cause any underwriter acting on their behalf to agree to discontinue the disposition of Warrant Shares pursuant to the registration statement covering such Warrant Shares until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (a)(viii) above.

                  SECTION 5.03. INDEMNIFICATION. (a) In connection with any registration statement contemplated by this Agreement, the Company agrees to indemnify and hold harmless each Holder of Warrants or Warrant Shares covered thereby, the directors, officers and employees of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement as originally filed or in any amendment thereof, or in any preliminary prospectus or prospectuses contained therein, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or the underwriter specifically for inclusion therein, and (ii) the Company will not be liable to any indemnified party under these provisions with respect to any registration statement or prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the use of the prospectus during a period when the use of the prospectus has been suspended in accordance with Section 5.02(a)(viii), hereof; PROVIDED, in each case, that such Holders received prior notice of such suspension. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  The Company also agrees to indemnify or contribute to Losses, as provided in Section 5.03(d), of any underwriters of Warrant Shares registered under a registration statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders of Warrants or Warrant Shares covered by a registration statement as provided in this Section 5.03(a); PROVIDED, HOWEVER, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any registration statement or prospectus the indemnity agreement contained in this Section 5.03(a) shall not inure to the benefit of any underwriter that sold the Warrant Shares concerned to the Person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such underwriter and any such loss, claim, damage or liability of such underwriter results from the fact that there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Warrant Shares to such Person, a copy of the registration statement or the prospectus or any amendment or supplement thereto (exclusive of any supplementary material included therein but not attached thereto) if the Company had previously furnished copies thereof to such underwriter. The Company also shall, if requested by any Holder of Warrants or Warrant Shares covered by a registration statement, enter into an underwriting agreement containing customary terms and conditions, including those related to indemnification.

                  (b) Each Holder of Warrants or Warrant Shares covered by a registration statement severally agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such registration statement and (iv) each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 5.03 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.03, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; PROVIDED, HOWEVER, that the indemnifying party shall be obligated to pay for only one such separate counsel for all indemnified parties in each action or related group of actions. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5.03 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the registration statement which resulted in such Losses; PROVIDED, HOWEVER, that in no case shall any subsequent holder of any Warrant Share be responsible, in the aggregate, for any amount in excess of the dollar amount of the proceeds received by the Holder of any Warrant Share from the sale of such Holder's Warrant Shares. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.03, each person who controls a Holder of Warrants or Warrant Shares covered by a registration statement within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed such registration statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5.03 will remain in full force and effect, regardless of any investigation made by or on behalf of any holder or the Company or any of the officers, directors or controlling persons referred to in this Section 5.03 hereof, and will survive the sale by a Holder of Warrants or Warrant Shares covered by a registration statement.

                  SECTION 5.04. REPURCHASE OF WARRANTS. (a) In the event that Initial Public Offering has not occurred by December 31, 2002(the "First Triggering Date"), the Company shall make an offer to purchase for cash (the "Warrant Repurchase") all outstanding Warrants and Warrant Shares issued by it in cash at the Repurchase Price no later than 120 days after such Triggering Date.

                  (b) If, by law or pursuant to the agreement(s) governing the Company's then outstanding debt instruments, the Company is not permitted to effect the Warrant Repurchase as described in Section 5.04(a), the Company shall make an offer (the "Subordinated Note Exchange Offer") no later than 120 days after such Triggering Date to exchange all outstanding Warrants and Warrant Shares for newly issued subordinated debt of the Company (the "Subordinated Notes"), pursuant to an indenture substantially in the form attached as Exhibit C hereto (the "Subordinated Note Indenture"), the aggregate principal amount of which will be equal to the aggregate value of all outstanding Warrants and Warrant Shares at the Repurchase Price.

                  (c) In the event that an Initial Public Offering has not occurred by December 31, 2004 (the "Second Triggering Date") then, with respect to all outstanding Warrants and Warrant Shares, the Company shall again make an offer of Warrant Repurchase as described under Section 5.04(a) or, if by law or pursuant to the agreement(s) governing the Company's then outstanding debt instruments, the Company is not permitted to effect such Warrant Repurchase, shall make the Subordinated Note Exchange Offer as described under Section 5.04(b).

                  (d) If a Public Offering relating to the Company occurs at any time between any Triggering Date and 90 days after the expiration date for a Warrant Repurchase pursuant to Section 5.04(a), 5.04(b) or 5.04(c), the Company will pay to each Holder of Warrants or Warrant Shares that were purchased in such Warrant Repurchase an amount in cash equal to the sum of (i) the number of Warrants purchased by the Company multiplied by the excess, if any, of (A) the value, as determined pursuant to the terms of such Public Offering (net of applicable underwriting discounts and placement fees) of the number of Warrant Shares issuable upon the exercise of one Warrant over (B) the Repurchase Price paid by the Company for each Warrant in such Warrant Repurchase and (ii) the number of Warrant Shares purchased by the Company multiplied by the excess, if any, of (A) the value, determined as aforesaid, of the Warrant Shares over (B) the Repurchase Price paid by the Company for each Warrant Share in such offer.

                  (e) NOTICE OF WARRANT REPURCHASE. As promptly as practicable following the First Triggering Date or the Second Triggering Date, as the case may be, the Company shall give notice of the terms of the Warrant Repurchase or of the Subordinated Note Exchange Offer (a "Repurchase Notice") to each Holder, as of the First Triggering Date or the Second Triggering Date, as the case may be, of then outstanding Warrants and Warrant Shares. Each Repurchase Notice: (i) shall be given by the Company directly to all Holders of the Warrants and Warrant Shares, with a copy to the Warrant Agent and (ii) shall be given within five Business Days after the First Triggering Date or the Second Triggering Date, as the case may be, and shall specify (A) whether the Warrant Shares will be exchanged for cash or for Subordinated Notes (B) the manner in which Warrants and Warrant Shares may be surrendered to the Warrant Agent for repurchase by the Company, (C) the Repurchase Price at which each Warrant and Warrant Share will be repurchased by the Company, (D) the name of the independent appraisal firm, if any, whose valuation of the Common Stock was utilized in connection with determining such Repurchase Price and (E) that payment of the Repurchase Price will be made by the Warrant Agent (if in cash or by the issuance and delivery by the Company of Subordinated Notes, duly authenticated pursuant to the Subordinated Indenture (if in Subordinated Notes)).

                  (f) PAYMENT FOR WARRANTS. (i) To receive payment for any unexercised Warrants and any Warrant Shares pursuant to this Section 5.04, each Holder thereof shall, except as otherwise provided herein, surrender to the Warrant Agent the Warrant Certificates evidencing such Holder's Warrants and certificates evidencing such Holder's Warrant Shares.

                  (ii) As promptly as practicable following the First Triggering Date or the Second Triggering Date, as the case may be, the Company shall, in the case of a Warrant Repurchase, deposit with the Warrant Agent funds sufficient to make payment for all unexercised Warrants and all Warrant Shares or, in the case of a Subordinated Note Exchange Offer, make arrangements satisfactory to the Warrant Agent for the issuance and delivery of Subordinated Notes sufficient to make payment for all unexercising warrants and all Warrant Shares. In the case of the Warrant Repurchase, after receipt of such deposit from the Company, the Warrant Agent shall make payment to each Holder, by delivering a check in an amount equal to the Repurchase Price for each Warrant and each Warrant Share surrendered by such Holder in accordance with this
Section 5.04, to such Person or Persons as it may be directed in writing by any Holder surrendering Warrant Certificates or Warrant Shares, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder. Any funds not used to pay for Warrants or Warrant Shares within 180 days after the Triggering Date shall be promptly returned to the Company.

                  (g) COMPLIANCE WITH LAWS. Notwithstanding anything contained in this Section 5.04, if the Company is required to comply with laws or regulations in connection with making the Warrant Repurchase or Subordinated Note Exchange Offer, such laws or regulations shall govern the making of such Warrant Repurchase or Subordinated Note Exchange Offer. The Company shall immediately notify the Warrant Agent in writing if any such laws or regulations shall require the Company to supplement or amend this Agreement or to modify or amend the procedures or manner of such repurchase or any other provisions set forth herein and the Warrant Agent shall not be responsible or liable for making any such determination, complying with any such laws or regulations or for the failure of the Company to so notify the Warrant Agent.

                  SECTION 5.05. DRAG ALONG/TAG ALONG RIGHTS. If, prior to the consummation of an Initial Public Offering, the Board of Directors of the Company and the holders of a majority of the outstanding Common Stock approve a sale of the Company to a Person other than a Permitted Holder, then, the Company shall give to each of the Holders or Warrants and Warrant Shares 30 days' written notice (a "Sale Notice") prior to the closing of such proposed sale, which Sale Notice shall include reasonable details of the proposed sale, including the proposed time and place of the closing and the consideration to be received by the Company's shareholders and (i) the Company shall have the right (which right shall be exercised prior to the giving of such Sale Notice, and notice of the exercise of such right shall be included in the Sale Notice) to require the holders of the Warrants and Warrant Shares to sell, transfer and deliver or cause to be sold, transferred and delivered, to such Person, all (or a pro rata number, based on the number of shares proposed to be sold compared to the total number of fully diluted shares of Common Stock of the Company (other than Warrant Shares) at such time) their Warrants in the same transaction at the closing thereof; PROVIDED that the consideration to be received by all Holders shall be the same (in terms of price per share, terms, conditions and in all other material respects) as that to be received by the Company's other shareholders and, in any event, shall be cash or securities registered under the Securities Act and listed on a national securities exchange or authorized for quotation on The Nasdaq Stock Market, Inc.; and PROVIDED FURTHER, that if a Holder of a Warrant has, prior to its receipt of a Sale Notice, entered into a binding agreement to transfer the Warrants held by such Holder, such Holder shall not be prohibited from consummating such transfer, notwithstanding anything to the contrary contained in this Section 5.05 and (ii) if the Company does not exercise its right described in Section 5.05(i), any Holder of Warrants and of Warrant Shares shall be entitled, at its option, by written notice (a "Tag-Along Notice") to the Company given within seven Business Days after receipt of the Sale Notice, to require the Company and the majority shareholders to include all or any portion of such Holder's Warrants or Warrant Shares in such sale to the transferee(s) on the same terms as those applicable to the majority holders. Any purchase of Warrants pursuant to Section 5.05(i) shall be deemed a "Drag Along Purchase", and any purchase of Warrants pursuant to Section 5.05(ii) shall be deemed a "Tag Along Purchase." A Tag-Along Notice delivered pursuant to this Section 5.05 shall be deemed to be an irrevocable commitment by such Holder to sell pursuant to the Tag-Along Purchase the number of Warrants or Warrant Shares designated in such Tag-Along Notice. Failure to provide a Tag-Along Notice shall be deemed to be a waiver of the right to have any Warrant or Warrant Shares included in the Tag-Along Purchase. Each Holder of Warrants or Warrant Shares who shall participate in a Drag-Along Purchase or a Tag-Along Purchase shall deliver, not later than two business days prior to the closing date referenced in the Sale Notice, the certificate or certificates representing the Warrants or Warrant Shares to be sold by such Holder (duly endorsed in blank for transfer, if in definitive form), free and clear of all liens but without any other representation or warranty, together with a limited power of attorney authorizing the Company to sell or otherwise dispose of such Warrants or Warrant Shares in accordance with the terms of this Section 5.05. Promptly after the closing of the Drag-Along Purchase or the Tag-Along Purchase, the Company shall promptly pay to each Holder of the consideration (less any taxes or expense allocated to such Holder on a pro rata basis based on a number of shares sold) for the Warrants or Warrant Shares sold in such Drag-Along Purchase or Tag-Along Purchase. If for any reason the Drag-Along Purchase or the Tag-Along Purchase is not completed within 120 days following the delivery of the Sale Notice, the Company shall return to each Holder all certificates representing Warrant Shares and Warrants.

                                   ARTICLE VI

                                  WARRANT AGENT

                  SECTION 6.01. APPOINTMENT OF WARRANT AGENT. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

                  SECTION 6.02. RIGHTS AND DUTIES OF WARRANT AGENT. (a) AGENT FOR THE COMPANY. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

                  (b) COUNSEL. The Warrant Agent may consult with counsel satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (c) DOCUMENTS. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (d) NO IMPLIED OBLIGATIONS. The Warrant Agent shall be obligated to perform only such duties as are expressly herein set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

                  (e) NOT RESPONSIBLE FOR ADJUSTMENTS OR VALIDITY OF STOCK. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article IV, or to comply with any of the covenants of the Company contained in Article IV.

                  SECTION 6.03. INDIVIDUAL RIGHTS OF WARRANT AGENT. The Warrant Agent and any stockholder, Affiliate director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  SECTION 6.04. WARRANT AGENT'S DISCLAIMER. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

                  SECTION 6.05. COMPENSATION AND INDEMNITY. The Company agrees to pay the Warrant Agent reasonable fees for services hereunder, and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses as incurred. The Company shall indemnify the Warrant Agent against any loss, liability, claim or expense (including reasonable agents' and attorneys' fees and expenses) incurred by it (including costs and expenses of defending itself) without negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. In the absence of negligence or bad faith on its part, the Warrant Agent shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. In no case will the Warrant Agent be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the possibility of such damages. Any liability of the Warrant Agent will be limited to the amount of fees paid by the Company hereunder. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through wilful misconduct, gross negligence or bad faith. The Company's payment obligations pursuant to this Section 6.05 shall survive the termination of this Agreement or the Warrant Agent's resignation or removal.

                  SECTION 6.06. SUCCESSOR WARRANT AGENT. (a) THE COMPANY TO PROVIDE WARRANT AGENT. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                  (b) RESIGNATION AND REMOVAL. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; PROVIDED, HOWEVER, that such date shall not be less than 60 days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 60 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 6.06 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent.

                  (c) THE COMPANY TO APPOINT SUCCESSOR. In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the incumbent Warrant Agent shall cease to be Warrant Agent hereunder; PROVIDED, HOWEVER, that in the event of the resignation of the Warrant Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

                  (d) SUCCESSOR TO EXPRESSLY ASSUME DUTIES. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) SUCCESSOR BY MERGER. Any Person into which the Warrant Agent hereunder may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any Person to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business; PROVIDED that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.01. COMPANY RESALES. The Company hereby agrees with each Holder, that the Company shall not resell any Warrants or Warrant Shares it acquires, by purchase or otherwise, except pursuant to an effective registration statement.

                  SECTION 7.02. SEC REPORTS AND OTHER INFORMATION. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act applicable to a "foreign private issuer" (as such term is defined in Rule 3b-4 under the Exchange Act), the Company shall file with the SEC and furnish to the Trustee, Holders or prospective Holders, upon request, (i) commencing with respect to the fiscal year ended December 31, 1998, within 120 days after the end of each fiscal year, an annual report on Form 20-F (or any successor form) containing the information required to be contained therein for such fiscal year, and (ii) commencing with respect to the fiscal quarter ended September 30, 1998, within 45 days after the end of each of the first three quarters in each fiscal year, quarterly reports on Form 6-K consisting of unaudited financial statements (including a balance sheet and statement of income, changes in stockholders' equity and cash flows) and Management's Discussion and Analysis of Financial Condition and Results of Operations for and as of the end of each of such quarters (with comparable financial statements for such quarter of the immediately preceding fiscal year.

                  SECTION 7.03. RULE 144A. The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

                  SECTION 7.04. PERSONS BENEFITTING. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this agreement or any part hereof.

                  SECTION 7.05. RIGHTS OF HOLDERS. Except as expressly contemplated herein, Holders of unexercised Warrants are not entitled (i) to receive dividends or other distributions (ii) to receive notice of or vote at any meeting of the stockholders, (iii) to consent to any action of the stockholders, (iv) to receive notice of any other proceedings of the Company or
(v) to exercise any other rights as stockholders of the Company.

                  SECTION 7.06. AMENDMENT. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; PROVIDED, HOWEVER, that such action shall not affect adversely the rights of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

                  SECTION 7.07. NOTICES. Any notice or communication shall be in writing and delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  if to the Company:

                           Millenium Seacarriers, Inc.
                           c/o Maples and Calder
                           P.O. Box 309
                           George Town, Grand Cayman
                           Cayman Islands, British West Indies
                           Attention: Gareth Griffith, Esq.
                           Telecopy: (345) 949-8080

                  with a copy to:

                           Thacher Proffitt & Wood
                           Two World Trade Center
                           New York, New York 10048
                           Telecopy:  (212) 912-7751
                           Attention: Charles A. Dietzgen, Esq.

                  if to the Warrant Agent:

                           ChaseMellon Shareholder Services, L.L.C.
                           450 West 33rd Street
                           10th Floor
                           New York, New York 10001
                           Attention: Mr. Jocelyn Montrose
                           Telecopy: (212) 947-7629


All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 7.07 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 7.07.

                  The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears in the Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 7.08. GOVERNING LAW. The laws of the State of New York shall govern this Agreement and the Warrant Certificates without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  Each party hereby submits to the jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company hereby appoints Kylco Maritime (USA), Inc. 645 Fifth Avenue, New York, New York 10022 as its authorized agent upon which process may be served in any suit or proceeding and agrees that service of process upon such agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

                  SECTION 7.09. SUCCESSORS. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

                  SECTION 7.10. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

                  SECTION 7.11. TABLE OF CONTENTS. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 7.12. SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                     MILLENIUM SEACARRIERS, INC.,

                                      by /s/ Vassilios M. Livanos
                                         ---------------------------
                                         Name:Vassilios M. Livanos
                                         Title: Chief Executive Officer



                                     CHASEMELLON          SHAREHOLDER
                                     SERVICES, L.L.C.,
                                     as Warrant Agent

                                      by /s/ Jocelyn Montrose
                                         -----------------------
                                         Name: Jocelyn Montrose
                                         Title: Relationship Manager

                                                                       EXHIBIT A



                      [FORM OF FACE OF WARRANT CERTIFICATE]

                         [Restricted Securities Legend]


THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND ANY SECURITY INTO WHICH SUCH SECURITY IS EXCHANGEABLE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (v) TO THE COMPANY, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                           [Global Securities Legend]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE

BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]1

                  THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY 12% FIRST PRIORITY MORTGAGE NOTES DUE 2005 OF MILLENIUM SEACARRIERS, INC. (THE "NOTES") AND ONE WARRANT. THE NOTES AND WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) THE COMMENCEMENT OF A REGISTERED EXCHANGE OFFER FOR THE NOTES, (II) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES AND (III) SUCH EARLIER DATE AFTER AUGUST 24, 1998, AS THE INITIAL PURCHASERS MAY DETERMINE.

--------
1. To be included only if the Warrant is in global form.

No. [     ]                                        Certificate for ____ Warrants


                      WARRANTS TO PURCHASE COMMON STOCK OF
                           MILLENIUM SEACARRIERS, INC.


                  THIS CERTIFIES THAT, [ ], or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Millenium Seacarriers, Inc., a Cayman Islands company ("the Company"), ______ shares of Voting Common Stock, $.01 par value, of the Company (the "Common Stock") at the per share exercise price of $.01 (the "Exercise Price"). This Warrant Certificate shall terminate and become void as of the close of business on July 15, 2005 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of July 24, 1998 (the "Warrant Agreement"), between the Company and ChaseMellon Shareholder Services, Inc. (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at ChaseMellon Shareholder Services, Inc., 450 West 33rd Street, 10th Floor, New York, New York 10001, Attention: Mr. Jocelyn Montrose.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of one or more Warrant Certificates (and without payment of the Exercise Price in cash) in exchange for such number of shares of Common Stock equal to the product of
(1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

                  As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time or from time to time on any Business Day on or after the earliest to occur of
(i) the first anniversary of the Issue Date, and (ii)(a) the occurrence of a Change of Control, (b) 90 days after an Initial Public Offering upon registration of Common Stock under the Exchange Act, (c) a consolidation, merger or purchase of assets involving the Company or any of its subsidiaries that results in the Common Stock becoming subject to registration under the Exchange Act,(d) an Extraordinary Cash Dividend, or (e) the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; PROVIDED, HOWEVER, that no Warrant shall be exercisable after July 15, 2005.

                  In the event of a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants, such number of shares of Capital Stock or other securities or other property as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination; PROVIDED, HOWEVER, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such Combination, less the Exercise Price.

                  The Company may require payment of a sum sufficient to cover any taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.04 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

                  Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the remaining Warrant Shares which shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. The Company is not required to issue fractional Warrant Shares upon the exercise of Warrants, but the Company may pay an amount in cash equal to the Current Market Value for one Warrant Share on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

                  All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

                  Prior to the due presentation for registration of transfer of any Warrant, the Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant evidenced by such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  The Warrants do not entitle any Holder hereof to any of the rights of a shareholder of the Company.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


                                                  MILLENIUM SEACARRIERS, INC.,

                                                   by

                                                    ----------------------------
                                                    Name:
                                                    Title:

Attest:

          -----------------------------
                     Secretary


DATED:

Countersigned:

THE CHASE MANHATTAN BANK,
as Warrant Agent,

  by

      --------------------------
      Authorized Signatory

                                                                       EXHIBIT B




                   FORM OF ELECTION TO PURCHASE WARRANT SHARES
                 (to be executed only upon exercise of Warrants)

                           MILLENIUM SEACARIERS, INC.


                  The undersigned hereby irrevocably elects to exercise __________________ Warrants to acquire shares of Voting Common Stock, $.01 par value, of Millenium Seacarriers, Inc., at an exercise price per share of Common Stock of $.01, and otherwise on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Millenium Seacarriers, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:   ______________, _____

                                           ------------------- [2]
                                           (Signature of Owner)


                                           -------------------------------------
                                           (Street Address)


                                           -------------------------------------
                                           (City)    (State)   (Zip Code)


                                           Signature Guaranteed by:


                                           -------------------------------------


--------

   [2] The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security or identifying number:

      Name:

      Street Address:

      City, State and Zip Code:

A new Warrant Certificate evidencing any unexercised Warrants evidenced by the within Warrant Certificate is to be issued to:

      Please insert social security or identifying number:

      Name:

      Street Address:

      City, State and Zip Code:

                 SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS [3]


The following exchanges of a part of this Global Warrant Certificate for definitive Warrants have been made:



                                         Number of
                   Amount of increase    Warrants in this
                   in Number of          Global Warrant
                   Warrants in           Certificate          Signature of
                   this Global Warrant   following            authorized officer
Date of EXCHANGE   CERTIFICATE           SUCH INCREASE        of WARRANT AGENT


4


--------
[3]. To be included only if the Warrant is in global form.